_______________, 2007


Western United Financial Corporation
c/o Western United Management, LLC
70 South Lake Avenue, Suite 900
Pasadena, California  91101

         Re:      INITIAL PUBLIC OFFERING

Ladies and Gentlemen:

         This  letter  is  being   delivered  to  you  in  accordance  with  the
Underwriting Agreement (the "UNDERWRITING AGREEMENT") entered into by and between Western United Financial Corporation, a Delaware corporation (the "COMPANY"), and Sandler O'Neill & Partners, L.P. (the "UNDERWRITER"), relating to an underwritten initial public offering (the "IPO") of the Company's units (the "UNITS"), each Unit comprised of one share of the Company's Common Stock, par value $0.01 per share (the "COMMON STOCK"), and one warrant, which is exercisable for one share of Common Stock. Certain capitalized terms used herein are defined in paragraph 11 hereof.

         In order to induce the Company and the Underwriter to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Company and the Underwriter as follows:

1. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote all Insider Shares owned by the undersigned in accordance with the majority of the votes cast by the holders of the IPO Shares.

2. In the event that the Company fails to consummate a Business Combination within twenty-four (24) months from the effective date of the Registration Statement (the "EFFECTIVE DATE"), the undersigned will take all reasonable actions within the undersigned's power to (i) cause the Trust Account to be liquidated and distributed to the holders of IPO Shares in accordance with that Investment Management Trust Agreement to be entered into by and among the Company, the Underwriter and Wells Fargo Bank, National Association ("WELLS FARGO"), as Trustee; and (ii) cause the Company to liquidate as soon as reasonably practicable. The undersigned hereby waives any and all right, title, interest or claim of any kind (each a "CLAIM") in or to (x) any distribution of the Trust Account with respect to the undersigned's Insider Shares in connection with a liquidation and (y) any remaining net assets of the Company after such liquidation.

3. Except as disclosed in the Registration Statement, none of the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to or in connection with the consummation of the Business Combination; provided, that the undersigned


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shall be  entitled  to  reimbursement  from the  Company  for the  undersigned's reasonable out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

4. None of the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept from the Company a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

5. The undersigned shall escrow the undersigned's Insider Shares until the first anniversary of the consummation of the Business Combination, subject to the terms of a Securities Escrow Agreement which the Company will enter into with the undersigned and Wells Fargo, as escrow agent, in form and substance acceptable to the Company.

6. The undersigned agrees to be Chairman of the Board, President, Chief Executive Officer and a director of the Company and currently intends to serve until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned's Questionnaire for Directors and Officers furnished to the Company and attached hereto as EXHIBIT A and the undersigned's biographical information in the Registration Statement is true and accurate in all respects and does not omit any material information with respect to the undersigned's background. The undersigned's NASD Questionnaire furnished to the Underwriter and annexed as EXHIBIT B hereto is true and accurate in all respects. The undersigned represents and warrants that:

         6.1 the undersigned is not subject to, or a respondent in, any legal action for any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

         6.2 the undersigned has never been convicted of or pleaded guilty to any crime (i) involving any fraud, (ii) relating to any financial transaction or handling of funds of another person or (iii) pertaining to any dealings in any securities, and he is not currently a defendant in any such criminal proceeding;

         6.3  the   undersigned  has  never  been  suspended  or  expelled  from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied suspended or revoked;

         6.4 a petition under any federal bankruptcy laws or any state, territorial or provincial insolvency law was not filed by or against, nor was a receiver fiscal agent or similar officer appointed by a court for the business or property of the undersigned, or for any partnership in which the undersigned was a general partner within the past two years or for any corporation or business association of which the undersigned was an executive officer within the past two years;

         6.5 the undersigned has not been subject to any order prohibiting and is not subject to any legal proceeding seeking to prohibit the undersigned from engaging in any type of business practice;

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         6.6 the  undersigned  has  not  been  found  by a  court  of  competent jurisdiction in a civil action by the Securities and Exchange Commission or by any other federal or state administrative or regulatory authority to have violated any federal or state securities law;

         6.7 the undersigned has not been found by a court of competent jurisdiction in a civil action by the Commodity Futures Trading Commission or by any other federal or state administrative or regulatory authority to have violated any federal or state commodities law; and

         6.8 the Escrow Agreement, dated as of __________, 2007, by and among the Company, Wells Fargo, the undersigned and the other stockholders of the Company party thereto is enforceable against the undersigned (except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought) and will not, with or without the giving of notice or the lapse of time or both, result in a breach of, or conflict with any of the terms and provisions of, or constitute a default under, any agreement or instrument to which the undersigned is a party.

7. The undersigned agrees that until the earlier of (i) the consummation of a Business Combination or the liquidation of the Company or (ii) such time as the undersigned ceases to be an officer or director of the Company, (X) the undersigned shall present to the Company for its consideration prior to presentation to any other entity, any business opportunity which may reasonably be deemed appropriate for the Company based on the description in the Registration Statement of the Company's proposed business or which is required to be presented to the Company under Delaware law subject to any pre-existing fiduciary or contractual obligations the undersigned has and (Y) the undersigned shall not assist or participate with any other person or entity in the pursuit of or negotiation with respect to such business opportunity unless and until the undersigned receives written notice from the Company that the Company has determined not to pursue such business opportunity.

8. This letter agreement shall be binding on the Company and the undersigned and the undersigned's respective successors, heirs, personal representatives and assigns. This letter agreement shall terminate on the earlier of (i) the date upon which the Business Combination is consummated and (ii) the date upon which the liquidation and distribution of the Trust Account is completed, provided that the following Sections shall survive such termination: 3, 4, 5, 9, 10 and 12.

9. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts executed in and to be performed in that State, including, without limitation, Sections 5-1401 and 5-1402 of the New York General Obligations Law and the New York Civil Practice Laws and Rules 327(b). Each of the Company and the undersigned hereby (i) agrees that any action, proceeding or claim against him or it arising out of or relating in any way to this letter agreement shall be brought and enforced in


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the courts of the State of New York or the United States  District Court for the
Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive and (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

10. As used herein:

         10.1 "AFFILIATE" shall have the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

         10.2. "BUSINESS COMBINATION" shall mean the Company's initial acquisition of one or more banks, thrifts and their respective holding companies and other financial services organizations through a merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction or other similar business combination.

         10.3  "INSIDERS" shall mean each of the following:

               V. Charles Jackson
               Richard Alston
               Timothy R. Chrisman
               Peter W. Kuyper
               Richard W. Dalbeck
               George Strong
               Western United Funding, LLC

         10.4 "INSIDER SHARES" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO.

         10.5 "IPO SHARES" shall mean the shares of Common Stock comprising the Units issued in the Company's IPO.

         10.6 "REGISTRATION STATEMENT" shall mean the registration statement filed by the Company on Form S-1 (No. 333-138263) with the Securities and Exchange Commission on October 27, 2006, and any amendment or supplement thereto, in connection with the IPO.

         10.7 "TRUST ACCOUNT" shall mean the trust account established with Wells Fargo, the amounts therein to be released as set forth in the Trust Agreement.

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11. No term or  provision  of this letter  agreement  may be  amended,  changed, waived altered or modified except by written instrument executed and delivered by the undersigned and the Company.










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                                                     Sincerely,


                                                     ---------------------------
                                                     Name: V. Charles Jackson


Accepted and agreed:

WESTERN UNITED FINANCIAL CORPORATION



By:
   ------------------------------------

Name:
   ------------------------------------

Title:
   ------------------------------------


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                                   EXHIBIT A:

                    QUESTIONNAIRE FOR DIRECTORS AND OFFICERS

                                   EXHIBIT B:

                               NASD QUESTIONNAIRE